UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 8, 2004
                                                        -----------------


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                5100 W. COPANS ROAD, SUITE 710, MARGATE, FL 33063
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               (Address of Principal Executive Office) (Zip Code)


         Registrant's telephone number, including area code 954-974-5818
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On September 08, 2004, the Board of Directors accepted the resignation of the registrant's Certifying Accountants, Livingston, Wachtell & Co., LLP Certified Public Accountants (the "Former Accountants") and on September 08, 2004, engaged the services of Child, Sullivan & Company Certified Public Accountants (the "New Accountants").

     (b) Reports in connection with the audits of the two most recent fiscal years ending December 31, 2003 and 2002 were provided by Livingston, Wachtell & Co., LLP CPA's. The reports in connection with audits of the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to certainty, audit scope or accounting principles, except for going concern opinions.

     (c) During the period of the Former Accountants' engagement (July 19, 2000 to September 08, 2004), there were no disagreements with the Former Accountants, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Exhibits.

          16.1 Letter from Livingston, Wachtell & Co., LLP Certified Public Accountants to the Securities and Exchange Commission dated September 08, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.


By: /s/ Martin Berns
    ----------------
    Martin Berns
    President and Chief Executive Officer



Date: September 8, 2004